Exhibit 99.2

THE PREMIER HIGH - GROWTH, PURE PLAY INDUSTRIAL ROBOTICS INVESTMENT ,QYHVWRU3UHVHQWDWLRQ $SULO

DISCLAIMER

Legal Disclaimer

This presentation is for informational purposes only to assist interested parties in making their own evaluation with respect to the potential business combination between Sarcos Corp. ("Sarcos") and Rotor Acquisition Corp. ("Rotor") (the "Potential Business Combination"). This presentation is made solely for informational purposes; Sarcos, Rotor, and their respective representatives expressly disclaim liability for, and make no express or implied representation or warranty with respect to, the information contained in or omitted from this presentation, or any other information or communication (whether written or oral) transmitted to any prospective investor.

Recipients of this presentation acknowledge that (a) they are aware that United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing and selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person may purchase or sell such securities and (b) they will neither use, nor cause any third party to use, this presentation or any information contained herein in violation of the Securities Exchange Act of 1934, as amended, including, without limitation, Rule 10b-5 thereunder.

This presentation and any oral statements made in connection therewith do not constitute an offer or invitation or solicitation of any offer to sell or purchase any securities, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This presentation does not constitute either advice or a recommendation regarding any securities. The communication of this presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will Sarcos, Rotor or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with Rotor, Sarcos or their respective representatives as investment, legal or tax advice. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Sarcos or the Potential Business Combination. Recipients of this presentation should each make their own evaluation of Sarcos and/or the Potential Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing contained in this presentation shall be deemed to be a recommendation from Rotor, Sarcos, or their respective representatives to any party to enter into any transaction or to take any course of action.

Forward-Looking Statements

Information in this presentation represents current expectations relating to transaction structure and is subject to further discussion and negotiation of definitive documentation in its entirety. All statements in this presentation other than statements of historical fact, including, but not limited to, statements regarding Sarcos' future operating results, financial position, business strategy, addressable market, anticipated benefits of its technologies, and plans and objectives for future operations and offerings are "forward-looking statements" and can often be identified by the use of terminology such as "may," "will," "estimate," "intend," "continue," "believe," "expect," "anticipate," "should," "could," "potential," "projection," "forecast," "plan," "trend," "assumption," "opportunity," "predict," "seek," "target," or similar terminology, although not all forward-looking statements contain these identifying terms. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and the potential success of Sarcos' strategy, and expectations related to the terms and timing of the transaction. These forward-looking statements are based upon Sarcos management's current expectations, assumptions and estimates as of the date of this presentation and are not guarantees of future results or the timing thereof. These forward-looking statements are provided for illustrative purposes only and are not intended to serve, and must not be relied on by any investor, as a guarantee, assurance, prediction or definitive statement of fact or probability. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties, including, but not limited to, risks and uncertainties related to the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Potential Business Combination, and the failure to realize the anticipated benefits of the Potential Business Combination; Sarcos' ability to execute on its business strategy, ability to attract and retain customers, ability to develop new products and services and enhance existing products and services, ability to respond rapidly to emerging technology trends, ability to compete effectively and ability to manage growth; the duration and global impact of COVID-19; the number of redemption requests made by Rotor's public stockholders and the ability of Rotor or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; and those factors included in the summary risk factors in the Appendix to this presentation and discussed in documents of Rotor filed, or to be filed, with SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Rotor nor Sarcos presently know of that Rotor and Sarcos currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Rotor's and Sarcos' expectations, plans or forecasts of future events and views as of the date of this presentation. Rotor and Sarcos anticipate that subsequent events and developments will cause Rotor's and Sarcos' assessments to change.

2

DISCLAIMER

The information contained herein is provided only as of the date on which this presentation is made and is subject to change. However, while Sarcos and Rotor may elect to update these forward-looking statements in the future, each of Sarcos and Rotor is not under any obligation, and expressly disclaims any duty, to update or otherwise revise the information after the date of this presentation, whether as a result of new information, new developments or otherwise. These forward-looking statements should not be relied upon as representing Rotor's and Sarcos' assessments as of any date subsequent to the date of this presentation. Accordingly, you should not place undue reliance on the forward-looking statements. Sarcos and Rotor have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and accordingly cannot guarantee their accuracy or completeness.

Use of Data

This presentation also contains estimates and other statistical data made by independent parties and by Sarcos relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Sarcos and Rotor have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of Sarcos' future performance and the future performance of the markets in which it competes are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the independent parties and by Sarcos.

Trademarks

Sarcos and Rotor own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Sarcos or Rotor, or an endorsement or sponsorship by or of Sarcos or Rotor. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Sarcos or Rotor will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

Use of Projections

The projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Sarcos' and Rotor's control. Such projections, estimates and targets are included for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. While all projections, estimates and targets are necessarily speculative, Sarcos and Rotor believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such projections, estimates and targets. The inclusion of projections, estimates and targets in this presentation should not be regarded as an indication that Sarcos and Rotor, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. The independent auditors of Rotor and of Sarcos did not audit, review, compile or perform any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.

Financial Information; Non-GAAP Financial Measures

The financial information and data for the year ended December 31, 2020 are unaudited and do not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement or registration statement to be filed by Rotor or Sarcos with the SEC. Some of the financial information and data contained in this presentation, such as EBIT, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin and Free Cash Flow, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). EBIT is defined as net loss adjusted for income and taxes, and other income or expenses. EBITDA is defined as net loss adjusted for income and taxes, depreciation and amortization not derived from XO/XT unit deployment, and other income or expense. Adjusted EBITDA is defined as net loss adjusted for interest and taxes, depreciation and amortization, and other income or expenses, amortization of costs related to XO/XT unit deployment that is reflected in cost of goods sold. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Free Cash Flow is defined as operating cash flows less capital expenditures. Adjusted EBITDA and Free Cash Flow have been included in this presentation because they are key measures used by Sarcos' management and board of directors to evaluate its operating performance and liquidity, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis and, in the case of exclusion of the impact of equity-based compensation, excludes items that Sarcos does not consider to be indicative of its core operating performance. Accordingly, Sarcos and Rotor believe that the use of these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Sarcos' operating results in the same manner as its management and board of directors. Non-GAAP financial measures have limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of Sarcos' results as reported under GAAP. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Sarcos' non-GAAP measures may not be directly comparable to similarly titled measures of other companies. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Sarcos' financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results.

A reconciliation of the non-GAAP financial measures to the corresponding GAAP measures is included in the supplemental materials at the end of the presentation. A reconciliation that forward-looking non-GAAP financial measures has not been provided because the various reconciling items are difficult to predict and subject to constant change.

3

SARCOS®

DISCLAIMER • Additional Information • In connection with the Potential Business Combination, Rotor intends to file with the SEC a preliminary proxy statement (and ame ndments thereto) and mail a definitive proxy statement/prospectus relating to the Potential Business Combination to its shareholders. This presentation does not contain all the information that should be considered concerning the Potential Busin ess Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Rotor’s shareholders and other interested persons are advised to read, when available, the preliminary pro xy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the Potential Business Combination, as these materials will contain important information about Rotor, Sarcos and the Potential Business Combination. When available, the definitive proxy statement and other relevant materials for the P ot ential Business Combination will be mailed to shareholders of Rotor as of a record date to be established for voting on the Potentia l B usiness Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Rotor Acquisition Corp. 405 Lexington Avenue, New York, New York 10174. • Participants in the Solicitation • Rotor and its directors and executive officers may be deemed participants in the solicitation of proxies from Rotor’s shareho lde rs with respect to the Potential Business Combination. A list of the names of those directors and executive officers and a description of their interests in Rotor is contained in Rotor’s final prospectus related to its initial public offering, whic h w as filed with the SEC on January 19, 2021 and is available free of charge at the SEC’s web site at www.sec.gov, or by directi ng a request to Rotor Acquisition Corp. 405 Lexington Avenue, New York, New York 10174. Additional information regarding the inte res ts of such participants will be contained in the proxy statement for the Potential Business Combination when available . • Sarcos and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareh ol ders of Rotor in connection with the Potential Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Potential Business Combination will be included in the pr eli minary proxy statement and definitive proxy statement for the Potential Business Combination when available.

6$5&2635235,(7$5<$1'&21),'(17,$/ ROTOR ACQUISITION CORP. OVERVIEW 5272529(59,(: Brian Finn CEO Stefan Selig Chairman – Rotor’s investment focus is on companies operating in large and growing markets that are ripe for disruption – Key business characteristics include attractive disruptive technology, high returns on invested capital and potential for recurring revenue streams – Searching out innovators with a distinct technology advantage that command high, stable margins – Founders have participated in building successful companies as board members, investors and financial advisors – Diverse network and access to experienced operators and management teams anticipated to add value post transaction +,6725<:,7+6$5&26 ± $IILOLDWHRI5RWRUOHG6DUFRV ¶ 6HULHV& ILQDQFLQJURXQGLQ)HEUXDU\ ± 6LJQLILFDQWGXHGLOLJHQFHGRQHE\WKH5RWRU WHDPLQFOXGLQJFXVWRPHUVFDOOV ± 3DUWLFLSDWHGLQSURGXFWXQYHLOLQJDW&(6LQ -DQXDU\

TRANSACTION OVERVIEW

Creating a publicly traded high-growth, pure play robotics investment

Offering Size

- ✓ *Rotor Acquisition Corp. has $276 million[1] of cash in trust*
- ✓ *PIPE raising of $220 million*

Sarcos Business Overview

- ✓ *A global leader in dexterous mobile robots*
- ✓ *Revolutionizing the future of work through an advanced line of robotic products designed to augment humans*
- ✓ *Robust revenue growth profile with over $2.5 billion in sales projected by 2026 and long term projected Adjusted EBITDA margins of ~70%*

Capital Structure

- ✓ *Existing shareholders will be rolling 100% of their equity*
- ✓ *~$496 million of gross proceeds projected to more than fully fund business until projected cash flow positive in 2023*
- ✓ *Strong balance sheet – Sarcos Robotics has no substantial debt*
- ✓ *28.1m shares subject to earn-out: 14.06m shares earned at $15 / share, and 14.06m earned at $20 / share*

Valuation

- ✓ *Pro forma valuation of $1.3 billion[2]*
- ✓ *Implies an attractive entry multiple versus peers at 2025E and 2026E EV/Revenue multiples of 1.1x and 0.5x and EV/Adjusted EBITDA multiples of 1.7x and 0.7x, respectively*


GUARDIAN XO

(1) Assumes no redemptions from the public shareholders of Rotor.
(2) Valuation excludes 28.1 million shares subject to earnouts achieved at the following levels: 14.06 million shares at $15 / share and 14.06 million shares at $20 / share.

6 | SARCOS PROPRIETARY AND CONFIDENTIAL

SARCOS®

6$5&2635235,(7$5<$1'&21),'(17,$/ Goal to multiply worker productivity and reduce employee injuries -- all for a monthly service fee equal to a single fully - burdened $25 per hour employee 6&$/$%/(1(;7 *(1(5$7,2152%27,&6$6 $ 6(59,&( 62/87,2172(032:(57+(/$%25)25&( ROBOTS THAT AUGMENT RATHER THAN REPLACE HUMANS FOR JOBS THAT CANNOT BE AUTOMATED

WORLD CLASS LEADERSHIP WITH EXPERTISE REQUIRED TO SCALE

EACH KEY LEADER HAS EXPERIENCE FROM START-UP THROUGH MULTI-BILLION DOLLAR COMPANIES



★ **BEN WOLFF** Co-founder, Chairman & CEO

Clearwire, Pendrell, Eagle River, Globalstar

- Co-founder and CEO of Clearwire Corp -- Led multiple rounds of debt and equity financing and largest U.S. venture round of its time — **raising more than $12 billion -- sold to Sprint Corp for $14 billion**
- Led restructuring of publicly-traded satellite communications company
- Recognized as one of the top 45 lawyers in the U.S. under 45 by American Lawyer Magazine and one of the top IP strategists in the world by Intellectual Asset Management
- Recipient of Innovation Achievement Award from Wireless Communications Industry Association



★ **STEVE HANSEN** EVP & CFO

Pepsi, Qwest, Kroll Factual Data, WU

- CFO with 30+ years experience including public company financial leadership: Pepsi, Qwest, and Western Union and 15 years experience with startups and emerging entities
- **Lead 2 successful IPOs in TMT**
- **Raised more than $1 billion in capital**
- Deep global experience in Europe, Asia, and South America



MARIAN JOH Chief Strategy Officer

Spaceflight, Andrews Space

- Proven track record of execution, growth and fundraising. Most recently transitioned a small company into multiple division corporate structure **backed by $200 million of venture capital**
- Served as Co-Founder, Chair, President and CFO of Spaceflight (fka Andrew Space), an industry leading aerospace company that recently announced **de-spac transaction at a $1.5 billion valuation**
- As Vice President of Finance & Strategy of Tornado Development, assisted in raising over $30 million in venture capital



★ **KRISTI MARTINDALE** EVP, Chief Product & Marketing Officer

Qualcomm

- 25+ year technology industry veteran
- Launched world-changing, bleeding-edge technologies globally -- **resulting in $2+ billion in revenues**
- Defined and launched a new business model resulting in excess of **$4 billion in revenue**
- Experience spanning fortune 500, start-ups, technologies, services, software, hardware, and licensing



DR. FRASER SMITH
Co-founder & Chief Innovation Officer
Raytheon



DR. MARC OLIVIER
Co-founder & Chief Architect
Raytheon



JULIE WOLFF
Co-founder & General Counsel
Davis Wright Tremaine LLP



DR. DENIS GARAGIĆ
Chief Scientist, AI & Advanced Systems
BAE SYSTEMS

★ **Today's presenters**

8 | SARCOS PROPRIETARY AND CONFIDENTIAL

SARCOS

9 SARCOS PROPRIETARY AND CONFIDENTIAL SARCOS AT A GLANCE UNIQUE OPPORTUNITY TO INVEST IN A HIGH - GROWTH, PURE PLAY INDUSTR IAL ROBOTICS COMPANY COMPANY OVERVIEW 352-(&7('5(9(18( ± $JOREDOOHDGHULQKLJKO\GH[WHURXVPRELOHURERWV ± 8QLTXH5RERW DV D 6HUYLFH5DD6PRGHOH[SHFWHGWRDFFHOHUDWHDGRSWLRQE\ RIIHULQJUREXVWYDOXHSURSRVLWLRQWRFXVWRPHUV ± .H\SURGXFWVLQFOXGH ± *XDUGLDQ;2 *URXQG EUHDNLQJLQGXVWULDOIXOO ERG\SRZHUHGH[RVNHOHWRQ ± *XDUGLDQ;7 7HOHRSHUDWHGURERWLFV\VWHPOHYHUDJLQJ $5WRSHUIRUP SUHFLVHWDVNVLQGDQJHURXVHQYLURQPHQWV 2 Additional Fortune 100 Companies STRATEGIC INVESTORS* AND / OR ADVISORS 6(/(&7$:$5'6$1'5(&2*1,7,21 $8 $9 $22 $1,229 $2,714 2020A 2021E 2022E 2023E 2024E 2025E 2026E Adjusted EBITDA margin (1) NM NM 10 52% 61% “Company of the Year” December 2020 “Best 100 Inventions of 2020” November 2020 ( $ MILLIONS) 7KH%RHLQJ &RPSDQ\ 7LPH 0DJD]LQH Source: Bureau of Labor Statistics Occupational Employment Statistics Survey, Company Materials. (1) Adjusted EBITDA includes XO / XT product amortization, which is recognized in cost of goods sold and excludes stock - based compensation. Please refer to the Adjusted EBITDA reconciliation in the appendix. (2) TAM includes jobs identified from US BLS employment data that would benefit from Sarcos’ product offerings, with an assum ed XO / XT utilization rate at a blended annual cost of service. Assumes 10% initial market adoption for SOM. Does not include jobs outs ide of the US. * * * * ³ 3URGXFW,QQRYDWLRQ RIWKH\HDU ´

10 SARCOS PROPRIETARY AND CONFIDENTIAL 20 YEARS OF DEVELOPMENT WITH OVER $300 MILLION INVESTED IN R&D SARCOS EVOLUTION 2006 2007 2015 2016 2017 2019 2020 XO program begins (DARPA) 1 st XO hydraulic (DARPA) 2nd XO hydraulic (DARPA) Air Force XO contract US SOCOM XO contract Marine Corp XO contract XO debut at CES GS multi - unit sale to US DoD US Navy XT contract Raytheon buys Sarcos Ben Wolff leads group to purchase from Raytheon Series B ($30M) Industry Advisory Group established Series A ($15M) Added 4 distribution partners (2 NA 2 EU) Series C ($40m)

SARCOS PROPRIETARY AND CONFIDENTIAL SIGNIFICANT MARKET OPPORTUNITY

GLOBAL NEED DRIVES DEMAND AND CREATES A MASSIVE OPPORTUNITY

WORKER SHORTAGE, INJURY & FATIGUE KEY DRIVERS OF OPPORTUNITY

OLD AGE DEPENDENCY RATIO (%)
# of people 65+ as % of labor force (15-64), forecasts



Japan 44 72
Italy 34 62
Germany 33 60
Sweden 32 39
France 30 44
UK 28 42
Spain 28 67
US 22 36
Poland 22 51
Russia 19 33
China 13 39
World 13 25
India 9 19
2015
2050

Source: European Commission

$2.5 trillion negative impact on U.S. economy from 2018-2028

Industry Source

2.4 million U.S. worker shortage in manufacturing between 2018-2028

Industry Source

$1.6 trillion global labor productivity shortfall in the construction industry

Industry Source

Over the past two decades, there has been ~**1% annual growth** in construction productivity

Industry Source

$100 billion spent annually on back injuries in the U.S.

Spine Research Institute & OSHA

$136 billion annual US costs in lost production due to fatigue

OSHA, 2007

Falls from height #4 most disabling & costly injury after overexertion, falling from the same level and struck by objects in the workplace

2019 Liberty Mutual Workplace Safety Index

$4.98 billion direct compensation cost for injuries from falling to a lower level*

2019 Liberty Mutual Workplace Safety Index

12 | SARCOS PROPRIETARY AND CONFIDENTIAL

* Excludes indirect costs and OSHA fines.

SARCOS®

13 SARCOS PROPRIETARY AND CONFIDENTIAL Maintenance & repair Assembly support Ship / receive Assemble Non - cons Heavy duty Logistics Maintenance & repair Maintenance & diagnostics Construct / deconstruct Line and transformer maintenance Infrastructure inspection Build & repair Material transport Move & manipulate Assemble $147 BILLION ANNUAL TARGET MARKET IN THE US ALONE SCALE AND EFFICIENCY TRANSCEND INDUSTRIES AND APPLICATIONS OFFER ING BLUE OCEAN OPPORTUNITY LARGE ADDRESSABLE MARKET * END MARKETS & APPLICATIONS Aerospace Construction Manufacturing Power & Utilities Oil & Gas Defense Automotive Logistics Source: Bureau of Labor Statistics Occupational Employment Statistics Survey. * TAM includes jobs identified from US BLS employment data that would benefit from Sarcos’ product offerings, with an assumed XO / XT utilization rate at a blended annual cost of service. Assumes 10% initial market adoption for SOM. Does not include jobs outs ide of the US. Total Addressable US Market: $147bn Serviceable Obtainable US Market: $15bn

SARCOS PROPRIETARY AND CONFIDENTIAL PIONEERING THE MARKET FOR DEXTEROUS ROBOTIC SYSTEMS

AI & AUTOMATION CAN'T ADDRESS DYNAMIC ENVIRONMENTS

SARCOS PRODUCTS ARE BUILT TO LEVERAGE THE BEST OF HUMANS AND MACHINES

	Human Intelligence	Artificial Intelligence + Supercomputer
Processing power	Highly variable	Fixed
Petaflops	1,000 Petaflops	54.9 Petaflops (world's fastest single computer 2019)
Operations	Up to 1,000,000 trillion	93 trillion
Resilience	Very high	Almost none
Failure robustness	Extremely high	Single fault often leads to system failure
Memory	Content addressable	Location addressable

"AI and robotic applications take time to develop and deploy, especially in safety- and production-critical applications. While they are coming, they are not as close as some would fear… Flexibility in dynamic environments remains a key human attribute still largely out of reach." - MIT The Work of the Future Nov 2020

15 | SARCOS PROPRIETARY AND CONFIDENTIAL
SARCOS®

INNOVATION, EXPERIENCE AND IP ENABLES A TRUE "BLUE OCEAN" OPPORTUNITY

PROPRIETARY INNOVATIONS

Kinematic equivalency

Modelled after human movement; designed to human body ratio

Intuitive controls with integrated feedback

Teleoperation (XT)

High fidelity force feedback for precision work

Platform-agnostic design for diverse environments

Human-like dexterity

Captures human ability to operate in unstructured environments

Augments humans with robotic strength, stamina, precision and speed

Energetic Autonomy

Reduced power from 6,800 to 500 watts

Optimized power utilization – elastic recovery

AI / ML robotics platform

Success-based teaching

Extensible object recognition and task files

Safety

Advanced controls

Comprehensive recovery

COMPETITIVE STRENGTHS

Highly experienced robotics team with **~500 years** cumulative robotics experience

20-years and **~$300M** in R&D investments

140 patents issued relevant to core technologies with an additional **94 patents** pending

DEEP ROBOTICS PATENT PORTFOLIO



94
Pending
140
Issued

COVERING FOUNDATIONAL TECHNOLOGIES



PROCESS
ALGORITHMS
SOFTWARE
HARDWARE

16 | SARCOS PROPRIETARY AND CONFIDENTIAL

SARCOS

SARCOS IS LEVERAGING CORE TECHNOLOGIES TO SUPPORT A FULL SUITE OF DEXTEROUS ROBOTS

EVOLUTION: LEVERAGING CORE TECHNOLOGIES

Guardian® S
Mobile IoT platform

Portable
Wireless
Versatile

Guardian® XO®
Industry 4.0 workforce

100% load relief
Gravity compensation
Power optimization
Human kinematic equivalency

Guardian® XT
AR-enabled teleoperation

Teleoperation
Force reflection
Wearable input
Highly dexterous end effectors

CYTAR™
Supervised autonomy

AI + wearable kinematic equivalent
Robotics learning platform



GS -- 2020
CONTROLLED BY A HUMAN

Modular sensor platform

First Sarcos commercial product



XO® -- 2022
WORN BY A HUMAN

Safe, responsive, fluid, intuitive

Feels virtually weightless

Carries 100% weight of load



XT -- 2022
CONTROLLED BY A HUMAN

Intuitive and responsive

HD first person view

Proprietary force and position feedback



CYTAR™ -- 2026
SUPERVISED BY A HUMAN*

Highly optimized training platform for complex tasks

Scalable where time and resources matter

* CYTAR™ revenues not included in current business plan.

17 | SARCOS PROPRIETARY AND CONFIDENTIAL

SARCOS®

18 SARCOS PROPRIETARY AND CONFIDENTIAL *8$5',$1 Š ;2 Š ± $1,1'8675< :25.)25&( 08/7,3/,(5:,7+5('8&('5,6.62),1-85< EXPONENTIAL PRODUCTIVITY FOR THE FULLY - BURDENED COST OF A SINGLE EMPLOYEE Up to 200 lbs of lift capacity Hot - swappable batteries 100% load relief Don / doff in < 30 seconds Pricing of ~$9k / month Features Force multiplier, increased productivity Mitigate risk of injury and fatigue Extend careers Make more physically demanding jobs available to more people Benefits Companies prepared to pay $100,000 - $150,000 per year for an exoskeleton capable of lifting 100 - 200 lbs (1) *8$5',$1 Š ;2 Š $'9$17$*( Capabilities of ~3 or more human workers (2) XO program 1 st XO 2 nd XO Air Force Marine Corps U.S. SOCOM XO debut Multiple XO, XT XO, XT commercial begins hydraulic hydraulic XO contract XO contract XO contract at CES 2 nd gen “Beta” units (DARPA) prototype prototype units for pilots (DARPA) Contract Mfg. XO, XT commercial on board and revenues begin spooling up 2000 2006 2010 2016 2018 2019 2020 2021 2022 Opportunity cost of limited resources Asset damage 2+ people to lift heavy objects Need many specific lift assists &KDOOHQJHV Injury and disability Sarcos is at a commercial inflection point after 20 years of development (1) Independent blind study, respondents not prompted; 46 companies across 20 industries, commissioned by Sarcos , 2019. (2) Based on initial alpha unit testing customer feedback.

19 SARCOS PROPRIETARY AND CONFIDENTIAL *8$5',$1 Š ;2 Š $1(;26.(/(721,1$&/$662),762:1 ,1'8675,$/3$57,$/ %2'< 8132:(5(' FULL BODY POWERED REHABILITATION INDUSTRIAL PARTIAL BODY POWERED FORTIS EKSO ZERO G SAMSUNG 3$1$621,& +21'$ REWALK CYBERDYNE EKSO BIONICS

LEVERAGING XO® UPPER BODY & SARCOS HIGH FIDELITY FORCE FEEDBACK TELEOPERATION

TECHNOLOGY FOUNDATION FOR A MODULAR HIGHLY DEXTEROUS ROBOT FOR CHALLENGING ENVIRONMENTS

GUARDIAN® XO®



- Power supply & management
- Advanced gravity compensation
- Sensing
- Quick swap end-effectors

+

GUARDIAN® GT*



- Dexterity
- Teleoperation
- Force reflection
- Adjustable strength amplification

=

GUARDIAN® XT




GUARDIAN® XT

- AR enabled remote work
- Improved dexterity
- Advanced controls
- Situational awareness

* Guardian GT is a bespoke large scale tele-operated robot with 1,000 lb. lifting and manipulation capabilities.

20 | SARCOS PROPRIETARY AND CONFIDENTIAL

21 SARCOS PROPRIETARY AND CONFIDENTIAL *8$5',$1 Š ;7 $1<%$6($1<3/$&( Optimize productivity for precise tasks in dangerous environments Reduce at - height and overhead fatigue, Reduce injury & exposure to hazardous conditions Mitigate risks and associated costs Reduce insurance premiums & hazard pay Benefits Lift and manipulate up to 200 lbs. HD immersive experience Force feedback to control precision Mount to many mobile and telescoping bases Indoor and outdoor use Pricing of $5k / month Features ‡ *8$5',$1 Š ;7 ۛ 7(/(23(5$7('52%27,&6<67(0 GT Prototype Alpha v1 Beta v1 Launch 2010 2020 Ability to reduce standard electric line crew by 50% and complete jobs 20% faster Based on initial alpha unit testing customer feedback +LJK LQVXUDQFH FRVW Challenges Worker fatigue & injury 0RUH VXSSRUW UHTXLUHG Hazardous conditions Cost of equipment

ROBOT-AS-A-SERVICE (RAAS) MODEL EXPECTED TO ACCELERATE ADOPTION AND DELIVER RECURRING REVENUES

RAAS INTENDED TO OFFER ECONOMIC ADVANTAGES AND A UNIQUE VALUE PROPOSITION

BENEFITS OF RAAS

- No implementation / infrastructure cost
- Remote monitoring and updates
- Service and maintenance included
- Opex expenditure
- No upfront CapEx outlay

RAAS VS. BUY

- ✓ Maintenance and servicing covered by Sarcos
- ✓ Lowers barriers to deployment due to no CapEx outlay
- ✓ Simple implementation with no infrastructure modifications required
- ✓ Cost equivalent to fully-burdened $25 / hour full-time employee
- ✓ Immediate customer ROI due to multiples of productivity
- ✓ Eliminates technology obsolescence risk and software updates included as part of the overall service agreement

Scalable next-gen labor force anticipated to enable flexibility with relevance in both strong and weak economies

22 | SARCOS PROPRIETARY AND CONFIDENTIAL

SARCOS®

TARGET CUSTOMERS

~7,000 UNITS UNDER DISCUSSION REPRESENTING > $500 MILLION IN ANNUAL REVENUES

REPRESENTATIVE TARGET MARKETS

INDUSTRIAL

- Bechtel*
- The Boeing Company
- Caterpillar*
- Delta*
- Dow
- Ford
- Hunter
- Link-Belt Cranes
- Manitowoc
- Morrison Utility Services
- Komatsu
- Quanta Services, Inc.
- Reliance Steel & Aluminum Co.
- Rosenboom Custom. Crafted. Cylinders.
- Schlumberger*

LOGISTICS

- C.H. Robinson
- DHL
- FedEx
- Lineage
- Penske Logistics
- UPS

E-COMMERCE

- Amazon
- Walmart

FOOD SERVICES

- Americold
- MLA Meat & Livestock Australia
- Tyson

DOD / GOVERNMENT

- United States Navy
- Department of the Air Force
- United States Marine Corps
- United States Special Operations Command

> *"We owe it to the best airline employees on the planet to explore how emerging technology can make their jobs safer and easier…**That's why we sought out a partnership with Sarcos**"*
> *– Gareth Joice, Delta Senior Vice President – Airport Customer Service and Cargo*
>
> DELTA*

KEY GO-TO-MARKET STATS

> 10
Fortune 500 companies and government agencies paying or prepared to pay for XO Pilot program

11
Former Government and Department of Defense employees on Advisory Board

6 Months
Average expected sales cycle

36 Months
Expected standard contract term contract length

50%
Domestic direct distribution vs. international distributor channel anticipated

* Publicly disclosed partners / investors.

23 | SARCOS PROPRIETARY AND CONFIDENTIAL

SARCOS®

24 6$5&2635235,(7$5<$1'&21),'(17,$/ CUSTOMER TESTIMONIALS: CASE STUDIES CUSTOMER A x Relationship with Sarcos since 2015 x Contemplating if 100 to 500 units is the right order for the Guardian XO x Considers $100,000 / unit to be the correct comparative cost x Believes employees will see this as a way to promote health and safety 9 5HODWLRQVKLSZLWK 6DUFRV VLQFH 9 *XDUGLDQ;7 FDQUHGXFHD PDQ FUHZ WRD PDQ FUHZ 9 &RXOG UHSODFH RIHVWLPDWHG EXFNHW WUXFNV LQWKHLQGXVWU\ LQWKHQH[W \HDUV 9 3URGXFWGHPDQG ZLOOEHWKHUHILUVWPRYHUVZLOOVHH PDUJLQEHQHILWV CUSTOMER C &86720(5% x Could order up to 1,000+ units x Tangible, proven prototype x Costs less than an employee but can do 3x the work x No competitors have tangible technology and unplugged standalone capacity CUSTOMER D 9 6DUFRVLV EULQJLQJWKHWHFKQRORJ\WRWKHPDUNHW 9 'LVWLQFWWHFKQRORJLFDODGYDQWDJH 9 *XDUGLDQ;2KDVDQ DSSOLFDWLRQDQ\ZKHUHZKHUHKHDY\OLIWLQJLV LQYROYHG 9 &RXOGVWDUWRUGHULQJLQ DVVRRQDV PRQWKV “ In January of last year, we were proud to announce our partnership with Sarcos Robotics to bring its cutting edge products to our front line teams. It was remarkable to have Sarcos’ Guardian XO industrial exoskeleton join me on stage at the Consumer Electronics Show for its first public demonstration … Delta’s employees are the key ingredient to our success and we are committed to reducing on - the - job injuries as well as fostering workforce diversity and improving worker longevity for a healthier and safer team. My enthusiasm for Sarcos’ potential has only grown since then as we continue to work closely with Sarcos to turn our every day heroes into superheroes, making their jobs safer and easier than ever” – Ed Bastian, Delta CEO

6$5&2635235,(7$5<$1'&21),'(17,$/ POSITIONED TO DELIVER STRONG FINANCIAL GROWTH

ASSET-LIGHT APPROACH TO MANUFACTURING

ANTICIPATED PARTNERSHIP WITH WORLD-CLASS CONTRACT MANUFACTURER TO ENABLE FASTER RELEASE AND SCALABILITY WITH LESS DEPLOYED CAPITAL

INSOURCED DEVELOPMENT

OUTSOURCED PRODUCTION



Engineering Development
Rapid Prototyping
Process Maturation Enabling Transfer
Supplier & Line Qualification
Ramp to Volume
Prototype units
Alpha units
Beta units
Design for Excellence & Value Engineering

SARCOS VALUE ADD

- Intellectual property, design and engineering expertise
- Assembly and test process development
- Co-location with R&D, closed loop design cycle and initial DfX
- Rapid prototyping – Alpha and Beta units

CONTRACT MANUFACTURER VALUE ADD

- Product assembly
- Reduces over capacity and production risk
- Leverages established manufacturing operations and supply chain
- Reduces cash and capital requirements
- Demand-based ability to quickly scale volumes up or down

26 | SARCOS PROPRIETARY AND CONFIDENTIAL

SARCOS

27 6$5&2635235,(7$5<$1'&21),'(17,$/ n Setup n Repair n Amortization ILLUSTRATIVE PER UNIT ECONOMICS (6 - YEAR SERVICE LIFE AS OF 2026) XO DX / XT REVENUE &267 &$6+)/2: n Setup n Repair n Amortization $600 Cumulative Cumulative $425 Cumulative REVENUE $360 Cumulative &267 Cumulative CASH FLOW $270 Cumulative 3$<%$&. 3(5,2' PAYBACK PERIOD ~8 MONTHS ~8 MONTHS LQWKRXVDQGV 75% Cash flow margin &DVKIORZ PDUJLQ

28 SARCOS PROPRIETARY AND CONFIDENTIAL ),1$1&,$/352-(&7,216 Source: Company information. (1) Adjusted EBITDA includes XO / XT product amortization, which is recognized in cost of goods sold and excludes stock - based compensation. Please refer to the Adjusted EBITDA reconciliation in the appendix. (2) Free Cash Flow defined as CFO less Capex. $8 $9 $166 $438 2020A 2021E 2022E 2023E 2024E 2025E 2026E $2 $13 $48 $294 $733 2020A 2021E 2022E 2023E 2024E 2025E 2026E $4 $5 $89 $649 $1,591 2020A 2021E 2022E 2023E 2024E 2025E 2026E ($99) ($50) ($6) $587 2020A 2021E 2022E 2023E 2024E 2025E 2026E REVENUE *5266 352),7 )5((&$6+)/2: CAPITAL EXPENDITURES Gross margin LQPLOOLRQV ($ in millions) ($ in millions) LQPLOOLRQV 46% 22% 54% 53% 59% $VRI VDOHV 151% 219% 69% 60% 39% ($59) $46 $228 $1,906 2020A 2021E 2022E 2023E 2024E 2025E 2026E ADJUSTED EBITDA (1) LQPLOOLRQV $GMXVWHG (%,7'$ PDUJLQ NM NM NM 52% 61%

KEY TAKEAWAYS

1. Proven and experienced leadership team with extensive public company experience
2. Massive multi-billion-dollar global TAM across a wide range of industries looking to solve for skilled labor shortage, aging work force and gender / age discrimination
3. Technology leader for a challenging and financially compelling sector of the robotics market with a competitive advantage derived from 20 years of development and extensive patent portfolio
4. Investment from, and / or collaboration with, more than a dozen Fortune 100 companies and DoD agencies
5. Robot-as-a-Service can deliver multiples of productivity and reduced injuries for the fully-burdened annual cost of a single FTE with low capital or technology risk
6. "Sticky" value proposition and capital efficient business model with rapid payback on each unit
7. Extending and future proofing the Guardian Platform with products in pipeline

Unique opportunity to invest in high-growth, pure play robotics



29 | SARCOS PROPRIETARY AND CONFIDENTIAL

SARCOS®

TRANSACTION STRUCTURE AND PRO FORMA EQUITY OWNERSHIP

TRANSACTION STRUCTURE

- The transaction is expected to close in Q3 2021
- Post-closing, the combined company will be listed on the Nasdaq, will be named “Sarcos Technology and Robotics Corporation” and will trade under the symbol STRC

VALUATION

- Total pro forma valuation of $1.3 billion at a 2025E EV/Adj. EBITDA multiple of 1.7x and a 2026E EV/Adj. EBITDA multiple of 0.7x
- Proceeds from the transaction will be used to capitalize the balance sheet with $446 million[(1)], which will primarily be used to fund the growth of the business and comfortably exceeds projected cash needs

CAPITAL STRUCTURE

- The transaction will be funded by a combination of $276 million cash held in trust and $220 million in PIPE proceeds[(1)]
- All-primary transaction; existing Sarcos Corp. shareholders, are rolling their equity and are expected to collectively own ~68% of the pro forma company at closing
- Transaction includes 28.1m shares subject to earn-out aligning incentives between management and investors
  - 14.06m shares earned at $15 / share, with another 14.06m earned at $20 / share

SOURCES & USES[(1)(2)]

($ in millions)

Transaction sources		Transaction uses	
Seller equity rollover[(1)]	$1,200	Stock to existing Sarcos shareholders	$1,200
Cash from SPAC[(1)]	276	Capital uses	265
Cash from PIPE	220	Remaining cash to balance sheet	181
Founder shares	64	Founder shares	64
		Estimated transaction expenses	50
Total cash sources	**$1,760**	**Total cash uses**	**$1,760**

The transaction will fully fund Sarcos’ growth plan, with additional $181 million of cash to balance sheet – leaving ample room to pursue potential M&A opportunities

($ in millions)

Capital uses	
Continued XO / XT product development	$35
XO / XT inventory (success-based)	70
CYTAR / AI New Product R&D	125
General operating expenses	25
Capex – facilities & operations	10
Total Capital uses	**$265**

PRO FORMA VALUATION AND OWNERSHIP[(1)(2)]

($ in millions)

Pro Forma Valuation	
Share price	$10.00
Pro forma shares oustanding (mm)	176
Pro forma equity value	**$1,760**
Plus: debt[(3)]	–
Less: cash to balance sheet	(446)
Pro forma enterprise value	**$1,314**



Shares to SPAC sponsor 3.6%
Shares to PIPE 12.5%
Shares to SPAC 15.7%
Rollover shares to existing shareholders 68.2%

30 | SARCOS PROPRIETARY AND CONFIDENTIAL

(1) Assumes no redemptions from the public shareholders of Rotor. Assumes PIPE proceeds of $220m.
(2) Values shown assuming $10 per Rotor shares. Does not include the impact of earn-out or Rotor warrants outstanding.
(3) Excludes outstanding PPP loan.

31 SARCOS PROPRIETARY AND CONFIDENTIAL PUBLIC COMPARABLE UNIVERSE FOR SARCOS ROBOTICS Robotics & Automation 'LVUXSWLYH&DWHJRU\ &UHDWRUV Recent Hardware de - SPACs x Accessing same broad market mega trends on industrial technology Not direct competitors with Sarcos Established companies with sustained earnings x Industry disrupters with significant level of first mover advantage Different level of scale and brand recognition Unrelated end markets x Expanding industry driven by technological adoption x Capitalizing on market momentum to secure attractive valuation x Similar growth trajectory Employ Hardware - as - a - Service business model Differing degrees of capital intensity Varying end markets

SARCOS' BUSINESS MODEL COMPARES FAVORABLY TO PEERS



Robotics & Automation
Disruptive Category Creators
Recent Hardware de-SPACs
YoY revenue growth
Peer Average: 12%
Peer Average: 16%
Peer Average: 90%
181%
18%
17%
16%
14%
14%
9%
9%
8%
6%
6%
33%
17%
16%
12%
10%
10%
208%
145%
103%
101%
94%
88%
76%
64%
63%
41%
13%
SARCOS
COGNEX
SIASUN
FANUC
KEYENCE
INTUITIVE
ABB
HEXAGON
Rockwell Automation
AMETEK
TELEDYNE TECHNOLOGIES
C3.ai
(2024E)
Uber
TESLA
sunrun
PROTOLABS
(2022E)
AUTODESK
(2024E)
AEVA
INNOVIZ
Faraday Future
LUMINAR
OUSTER
BERKSHIRE GREY
Velodyne LiDAR
(2024E)
canoo
MOMENTUS
Desktop Metal
GALACTIC
Adjusted EBITDA margin(1)
Peer Average: 30%
Peer Average: 23%
Peer Average: 31%
61%
54%
40%
37%
34%
34%
30%
21%
21%
15%
12%
40%
23%
20%
17%
16%
NM
61%
39%
38%
36%
31%
27%
25%
25%
22%
22%
11%
SARCOS
KEYENCE
INTUITIVE
HEXAGON
COGNEX
FANUC
AMETEK
Rockwell Automation
TELEDYNE TECHNOLOGIES
ABB
SIASUN
AUTODESK
(2024E)
PROTOLABS
(2022E)
TESLA
Uber
sunrun
C3.ai
MOMENTUS
AEVA
LUMINAR
OUSTER
INNOVIZ
Desktop Metal
BERKSHIRE GREY
GALACTIC
canoo
Velodyne LiDAR
(2024E)
Faraday Future
2021E
2025E

Source: Company filings and FactSet as of 3/4/2021.
Note: Projections from Wall Street consensus or public investor presentations, where relevant.
(1) Adjusted EBITDA includes XO / XT product amortization, which is recognized in cost of goods sold and excludes stock-based compensation. Please refer to the Adjusted EBITDA reconciliation in the appendix.

32 | SARCOS PROPRIETARY AND CONFIDENTIAL

SARCOS

SARCOS – AN ATTRACTIVE VALUATION PARADIGM FOR INVESTORS

	2025E
Revenue	**$1,229 million**
Adj. EBITDA[(1)]	**$753 million**
Illustrative Adj. EBITDA Reference Range[(2)]	**24.0x – 34.0x**
Implied Future Enterprise Value[(2)]	**$18.0 billion – $25.6 billion**
Illustrative Discounted Enterprise Value[(3)]	**$6.3 billion – $9.0 billion**
Pro Forma Enterprise Value	**$1.3 billion**



EV / ADJ. EBITDA
Robotics & Automation (2021E)
28.6x
Pro forma Value (2025E)
1.7x | $1.3bn
Pro forma Value (2026E)
0.7x | $1.3bn
Disruptive Category Creators (2025E)
24.6x
Recent Hardware de-SPACs (2025E)
11.7x
5.6x
BERKSHIRE GREY (2025E)
10.1x
9.6x
EV / REVENUE
Robotics & Automation (2021E)
8.6x
Pro forma Value (2025E)
1.1x | $1.3bn
Pro forma Value (2026E)
0.5x | $1.3bn
Disruptive Category Creators (2025E)
4.4x
Recent Hardware de-SPACs (2025E)
3.4x
1.6x
BERKSHIRE GREY (2025E)
2.5x
2.4x
EV / EBIT
Robotics & Automation (2021E)
35.4x
Pro forma Value (2025E)
2.7x | $1.3bn
Pro forma Value (2026E)
1.0x | $1.3bn
Disruptive Category Creators (2025E)
32.7x
Recent Hardware de-SPACs (2025E)
11.5x
7.4x(4)
BERKSHIRE GREY (2025E)
12.4x
11.8x
Current trading
At deal announcement

Source: Company materials, filings, and FactSet as of 3/4/2021.
(1) Adjusted EBITDA includes XO / XT product amortization, which is recognized in cost of goods sold and excludes stock-based compensation. Please refer to the Adjusted EBITDA reconciliation in the appendix.
(2) Reference range based on approximate ±5.0x of Robotics & Automation multiple. Implied values driven off EV / Adj. EBITDA multiple.
(3) Assumes discount rate of 30.0%
(4) Excludes Virgin Galactic.

33 | SARCOS PROPRIETARY AND CONFIDENTIAL

SARCOS PROPRIETARY AND CONFIDENTIAL APPENDIX

35 SARCOS PROPRIETARY AND CONFIDENTIAL Q2 2021 Q4 2021 Q2 2022 .(<1($57(500,/(6721(6 ANTICIPATED COMPANY TIMELINE First “Beta” proof of concept assembled for both XO and XT Re - commence “Alpha” testing / simulations with DoD and lighthouse commercial customers Low - rate initial production of commercial XO and XT units Commercial revenues begin for XO and XT 2nd Gen “Beta” XO and XT units produced and ready for customer pilot program Contract manufacturer on board and spooling up

36 SARCOS PROPRIETARY AND CONFIDENTIAL &<%(51(7,&75$,1,1*)25$87212028652%276 &<7$5 Œ ,1,7,$/%8,/',1*%/2&.6)81'('%<'2' KINEMATIC EQUIVALENT EXOSKELETON PROVIDES UNIQUE ABILITY TO GATH ER DATA DIRECTLY FROM THE HUMAN CYTAR Œ training platform, built on Sarcos proprietary innovations, effectively and rapidly teaches robots to perform complex tasks via teleoperation and evaluate them under supervised autonomy Trial and error is rate limited and not scalable Time and costs required to create viable solutions is impractical CYTAR Œ benefits Highly optimized training platform for tasks, regardless of complexity and duration Scalable for the real world, where time and resources matter Inputs from the operator wearing the kinematic equivalent XO, teach robots to perform tasks in unstructured, dynamic and uncertain environments These inputs are used to generate machine learning control policies Fleet accessible database of successful task completion strategies scale teaching • TRIAL & ERROR • SUCCESS - BASED :HDU ;2 Š WHDFKGLUHFWO\ TELE - OPERATION DIRECT CONTROL TELE - OPERATION VIRTUAL AVATAR ‡ &<7$5 Œ $3352$&+ Note: CYTAR Œ is not contemplated in the financial model and represents additional future upside.

37 SARCOS PROPRIETARY AND CONFIDENTIAL 6$5&26(;3(&7672%($%/(727$3,172$08/7, %,//,21 '2//$57$0 620 Total Addressable Market $146.6 Billion Serviceable Obtainable Market Assumptions 0LOOLRQ :RUNHUVLQ7DUJHW6HFWRUV 1 / 10 Jobs Utilizing XO / XT $14.7 Billion Serviceable Obtainable Market 1.7 Million Total Number of XO’s / XT’s Projected $88,560 (1) Blended XO / XT Annual Cost of Service %LOOLRQ 7$0 10.0% Initial Market Adoption Source: Bureau of Labor Statistics Occupational Employment Statistics Survey * TAM includes jobs identified from US BLS employment data that would benefit from Sarcos’ product offerings, with an assumed X O / XT utilization rate at a blended annual cost of service. Assumes 10% initial market adoption for SOM. Does not include jobs outside of the US. (1) Assumes unit costs are the same for both distributors and direct sales channels. Unit costs are and % of total units are $108 ,00 0 and $59,400 and 60% and 40% for the XO and XT respectively. 6HUYLFHDEOH 2EWDLQDEOH 0DUNHW %LOOLRQ

OCCUPATION DATA INCLUDED IN THE TAM ANALYSIS

Occupation	Employees
Boilermakers	15,820
Brickmasons, Blockmasons, and Stonemasons	73,040
Carpenters	734,170
Construction Laborers	1,020,350
Construction Equipment Operators	455,050
Drywall Installers, Ceiling Tile Installers, and Tapers	120,820
Pipelayers, Plumbers, Pipefitters, and Steamfitters	479,140
Plasterers and Stucco Masons	27,360
Reinforcing Iron and Rebar Workers	18,870
Structural Iron and Steel Workers	76,570
Helpers, Construction Trades	242,400
Hazardous Materials Removal Workers	44,240
Miscellaneous Construction and Related Workers	32,040
Derrick, Rotary Drill, and Service Unit Operators, Oil and Gas	84,880
Roustabouts, Oil and Gas	58,930
Helpers--Extraction Workers	16,700
Radio and Telecommunications Equipment Installers and Repairers	222,850
Aircraft Mechanics and Service Technicians	133,310
Bus and Truck Mechanics and Diesel Engine Specialists	266,330
Heavy Vehicle and Mobile Equipment Service Technicians and Mechanics	210,020
Miscellaneous Vehicle and Mobile Equipment Mechanics, Installers, and Repairers	139,640
Control and Valve Installers and Repairers	75,320

Occupation	Employees
Industrial Machinery Installation, Repair, and Maintenance Workers	508,660
Wind Turbine Service Technicians	5,960
Aircraft Structure, Surfaces, Rigging, and Systems Assemblers	42,940
Structural Metal Fabricators and Fitters	76,890
Fiberglass Laminators and Fabricators	20,010
Miscellaneous Assemblers and Fabricators	1,371,920
Metal Furnace Operators, Tenders, Pourers, and Casters	25,160
Welding, Soldering, and Brazing Workers	445,850
Miscellaneous Metal Workers and Plastic Workers	100,300
Stationary Engineers and Boiler Operators	32,520
Crushing, Grinding, Polishing, Mixing, and Blending Workers	187,870
Cutting Workers	67,620
Miscellaneous Production Workers	740,570
Hoist and Winch Operators	4,800
Laborers and Material Movers	6,168,600
Tank Car, Truck, and Ship Loaders	11,620
Miscellaneous Material Moving Workers	28,240
Maintenance and Repair Workers, General	1,418,990
Tree Trimmers and Pruners	47,210
Line Installers and Repairers	232,560
Packaging and Filling Machine Operators and Tenders	390,540
Slaughterers and Meat Packers	73,390
Total	**16,550,070**

38 | SARCOS PROPRIETARY AND CONFIDENTIAL

Source: Bureau of Labor Statistics Occupational Employment Statistics Survey

SARCOS

39 SARCOS PROPRIETARY AND CONFIDENTIAL US TOTAL ADDRESSABLE MARKET ANALYSIS US Total Addressable Market Analysis (2020) Total # of Workers in Target Sectors (mm) 16.6 Number of Human Workers / Robot 10.0 Total Number of Robots Projected (mm) 1.7 Annual Cost Per Sapphire Unit ($000) $88.6 TAM Projection ($bn) $146.6 Initial Market Adoption (%) 10% Serviceable Obtainable Market ($bn) $14.7 Unit Cost Assumptions XO DX/XT Annual RaaS Fee ($000) $108.0 $59.4 % of Total Units 60% 40% Blended Cost per Unit $88.6 TAM & SOM Projections - US Only 2020 2021 2022 2023 2024 2025 2026 20-'26 CAGR (%) TAM Size ($BN) $146.6 $149.5 $152.5 $155.5 $158.6 $161.8 $165.1 2.0% TAM Growth (%) 2% 2% 2% 2% 2% 2% SOM Size ($ BN) $14.7 $16.2 $17.8 $19.4 $21.2 $22.9 $24.8 9.1% Market Adoption Rates (%) 10.0% 10.8% 11.7% 12.5% 13.3% 14.2% 15.0% Source: Bureau of Labor Statistics Occupational Employment Statistics Survey * TAM includes jobs identified from US BLS employment data that would benefit from Sarcos ’ product offerings, with an assumed XO / XT utilization rate at a blended annual cost of service. Assumes 10% initial market adoption for SOM. Does not include jobs outside of the US.

40 SARCOS PROPRIETARY AND CONFIDENTIAL 121 *$$35(&21&,/,$7,21 ,10,//,216 Note: EBITDA includes amortization expense for RaaS units which is included in the respective COGS lines. Adjusted EBITDA 2020A 2021E 2022E 2023E 2024E 2025E 2026E Net Income/(Loss) ($17.9) ($51.6) ($63.8) $3.6 $126.1 $352.4 $929.6 Depreciation and Amortization 1.6 1.1 0.7 0.3 0.4 0.5 0.6 Interest Income/(Expense) 0.1 - - - - - - Other Income/(Expense) 2.4 - - - - - - Income Tax Expense 0.0 - - - - 133.6 437.5 EBITDA (18.8) (50.6) (63.1) 3.9 126.4 486.5 1,367.7 Amortization from XO/XT Units - - 4.3 41.9 101.5 266.6 538.0 Adjusted EBITDA ($18.8) ($50.6) ($58.9) $45.7 $228.0 $753.1 $1,905.6 EBIT 2020A 2021E 2022E 2023E 2024E 2025E 2026E Net Income/(Loss) ($17.9) ($51.6) ($63.8) $3.6 $126.1 $352.4 $929.6 Interest Income/(Expense) 0.1 - - - - - - Income Tax Expense 0.0 - - - - 133.6 437.5 EBIT ($18.0) ($51.6) ($63.8) $3.6 $126.1 $486.0 $1,367.1 Free Cash Flow 2020A 2021E 2022E 2023E 2024E 2025E 2026E Net Income/(Loss) ($17.9) ($51.6) ($63.8) $3.6 $126.1 $352.4 $929.6 Deprec/Amort/ Other Income (0.9) 1.1 0.7 0.3 0.4 0.5 0.6 Amortization from XO/XT Units - - 4.3 41.9 101.5 266.6 538.0 Advanced XO/XT Payments - - 7.4 18.7 60.5 140.5 184.6 Other Operating Adjustments (0.8) (0.0) - - - - - Cash from Operating Activities (18.1) (50.6) (51.4) 64.4 288.5 759.9 1,652.8 CapEx - Revenue Generating - - (47.6) (114.3) (294.0) (732.9) (1,066.1) CapEx - Other (2.1) (13.0) - - - - - Cash used in Investing Activities (2.1) (13.0) (47.6) (114.3) (294.0) (732.9) (1,066.1) Free Cash Flow ($20.1) ($63.6) ($99.0) ($50.0) ($5.6) $27.1 $586.7

SELECTED PUBLIC COMPARABLE COMPANIES

($ in millions, except per share values)

Company	Share price as of 3/4/21	% 52-week high	Equity value	Ent. value	EV / EBITDA CY'21E	EV / EBITDA CY'22E	EV / EBITDA CY'23E	EV / EBITDA CY'24E	EV / EBITDA CY'25E	EV / Revenue CY'21E	EV / Revenue CY'22E	EV / Revenue CY'23E	EV / Revenue CY'24E	EV / Revenue CY'25E	EV / EBIT CY'21E	EV / EBIT CY'22E	EV / EBIT CY'23E	EV / EBIT CY'24E	EV / EBIT CY'25E	Revenue growth CY'21E	Revenue growth CY'22E	Revenue growth CY'23E	Revenue growth CY'24E	Revenue growth CY'25E	EBITDA margin CY'21E	EBITDA margin CY'22E	EBITDA margin CY'23E	EBITDA margin CY'24E	EBITDA margin CY'25E
Sapphire	$10.00		1,760	1,314	NM	NM	28.8x	5.8x	1.7x	NM	60.3x	7.9x	3.0x	1.1x	NM	NA	NM	10.4x	2.7x	NA	NA	659.2%	164.5%	180.7%	NA	NM	27.6%	52.1%	61.3%
Robotics & Automation																													
Keyence	¥49,640.00	84%	111,887	102,549	33.9x	28.6x	23.3x	19.7x	NA	18.3x	15.8x	13.3x	11.4x	NA	35.0x	29.4x	23.8x	20.1x	NA	13.9%	15.7%	19.1%	16.2%	NA	54.1%	55.4%	56.9%	57.9%	NA
Intuitive Surgical	$709.17	87%	86,937	80,097	40.7x	33.4x	28.7x	25.4x	23.3x	16.2x	13.9x	12.2x	10.7x	9.7x	45.2x	36.6x	31.9x	27.4x	24.6x	13.7%	16.6%	13.5%	13.7%	10.6%	39.7%	41.5%	42.6%	42.3%	41.7%
ABB	CHF 27.41	100%	60,169	60,456	14.2x	12.5x	11.5x	10.7x	NA	2.2x	2.1x	2.0x	2.0x	NA	18.9x	15.6x	14.0x	13.4x	NA	9.1%	4.6%	4.2%	1.2%	NA	15.3%	16.7%	17.4%	18.5%	NA
Fanuc	¥26,040.00	90%	46,421	40,834	21.3x	17.8x	18.8x	17.7x	NA	7.2x	6.5x	5.9x	5.5x	NA	29.2x	23.5x	19.9x	17.7x	NA	16.4%	10.7%	10.0%	8.0%	NA	33.9%	36.7%	31.5%	31.1%	NA
Hexagon	720.40 kr	94%	31,333	31,601	17.5x	16.6x	15.8x	15.0x	NA	6.4x	6.1x	5.8x	5.5x	NA	23.6x	21.9x	20.6x	NA	NA	8.8%	5.8%	5.3%	4.9%	NA	36.7%	36.8%	36.7%	36.8%	NA
Rockwell Automation	$246.07	92%	28,784	30,500	20.4x	19.1x	17.8x	16.9x	NA	4.4x	4.1x	4.0x	3.8x	NA	23.8x	21.5x	20.1x	NA	NA	8.1%	5.4%	4.2%	5.1%	NA	21.3%	21.6%	22.2%	22.3%	NA
Ametek	$120.39	97%	27,922	29,418	20.5x	19.1x	18.3x	NA	NA	6.1x	5.8x	5.3x	NA	NA	25.1x	23.2x	21.4x	NA	NA	6.3%	6.0%	7.6%	NA	NA	29.7%	30.1%	29.2%	NA	NA
Cognex	$77.06	82%	13,665	13,272	40.4x	34.7x	31.5x	33.1x	NA	13.8x	12.3x	11.0x	10.2x	NA	44.5x	37.5x	34.0x	35.5x	NA	18.3%	12.8%	11.9%	7.6%	NA	34.2%	35.3%	34.8%	30.8%	NA
Teledyne	$367.66	90%	13,908	14,240	21.1x	19.3x	17.8x	NA	NA	4.4x	4.1x	3.9x	NA	NA	25.7x	23.1x	21.1x	NA	NA	5.7%	5.3%	5.2%	NA	NA	20.7%	21.5%	22.1%	NA	NA
Siasun	¥12.14	72%	2,910	3,114	56.4x	47.2x	NA	NA	NA	6.8x	5.9x	NA	NA	NA	83.3x	66.0x	NA	NA	NA	17.2%	14.8%	NA	NA	NA	12.1%	12.6%	NA	NA	NA
Mean		**92%**			**28.6x**	**24.8x**	**20.4x**	**19.8x**	**23.3x**	**8.6x**	**7.7x**	**7.0x**	**7.0x**	**9.7x**	**35.4x**	**29.8x**	**23.0x**	**22.8x**	**24.6x**	**11.8%**	**9.8%**	**9.0%**	**8.1%**	**10.6%**	**29.8%**	**30.8%**	**32.6%**	**34.2%**	**41.7%**
Median		**92%**			**21.2x**	**19.2x**	**18.3x**	**17.7x**	**23.3x**	**6.6x**	**6.0x**	**5.8x**	**5.5x**	**9.7x**	**27.4x**	**23.3x**	**21.1x**	**20.1x**	**24.6x**	**11.4%**	**8.3%**	**7.6%**	**7.6%**	**10.6%**	**31.8%**	**32.7%**	**31.5%**	**31.1%**	**41.7%**
Disruptive Category Creators																													
Tesla	$621.44	70%	682,242	672,943	75.2x	53.3x	39.7x	38.3x	30.2x	13.6x	10.0x	8.3x	7.2x	6.2x	129.7x	85.6x	59.9x	54.5x	43.1x	57.1%	35.9%	20.0%	15.6%	16.3%	18.1%	18.7%	21.0%	18.8%	20.5%
Uber	$53.07	84%	94,758	86,848	NM	64.0x	26.9x	17.2x	13.2x	5.4x	4.0x	3.2x	2.7x	2.3x	NM	NM	97.5x	39.6x	22.3x	44.7%	35.1%	26.4%	17.2%	17.2%	NM	6.2%	11.7%	15.7%	17.5%
Autodesk	$265.44	83%	59,670	59,911	41.7x	31.6x	26.7x	24.0x	NA	14.0x	11.9x	10.4x	9.5x	NA	44.6x	32.6x	27.3x	23.9x	NA	13.8%	18.0%	14.1%	9.5%	NA	33.7%	37.6%	39.1%	39.6%	NA
C3.ai	$88.51	50%	9,631	8,659	NM	NM	NM	NM	NA	39.2x	29.3x	19.9x	15.1x	NA	NM	NM	NM	NM	NA	NA	33.9%	46.9%	32.5%	NA	NM	NM	NA	NA	NA
Sunrun	$53.42	55%	10,766	11,135	NM	61.3x	34.8x	36.0x	30.3x	8.1x	7.0x	6.2x	5.4x	4.8x	NM	NM	NM	NM	NM	49.1%	15.0%	13.2%	14.3%	12.2%	3.1%	11.5%	17.9%	15.1%	16.0%
Proto Labs	$130.77	52%	3,546	3,399	32.9x	27.7x	NA	NA	NA	7.1x	6.4x	NA	NA	NA	48.1x	38.0x	NA	NA	NA	10.1%	10.3%	NA	NA	NA	21.6%	23.3%	NA	NA	NA
Mean		**81%**			**49.9x**	**47.6x**	**32.0x**	**28.9x**	**24.6x**	**14.6x**	**11.4x**	**9.6x**	**8.0x**	**4.4x**	**74.1x**	**52.0x**	**61.6x**	**39.3x**	**32.7x**	**35.0%**	**24.7%**	**24.1%**	**17.8%**	**15.2%**	**19.1%**	**19.5%**	**22.4%**	**22.3%**	**18.0%**
Median		**82%**			**41.7x**	**53.3x**	**30.8x**	**30.0x**	**30.2x**	**10.8x**	**8.5x**	**8.3x**	**7.2x**	**4.8x**	**48.1x**	**38.0x**	**59.9x**	**39.6x**	**32.7x**	**44.7%**	**26.0%**	**20.0%**	**15.6%**	**16.3%**	**19.9%**	**18.7%**	**19.4%**	**17.2%**	**17.5%**
Recent Hardware de-SPACs																													
Virgin Galactic	$30.30	51%	7,137	6,395	NM	NM	NM	34.1x	49.2x	NM	69.1x	24.1x	13.7x	12.2x	NM	NM	NM	123.9x	NM	5133.6%	642.8%	186.4%	75.9%	12.7%	NM	NM	6.7%	40.2%	24.8%
Desktop Metal	$16.43	49%	4,075	3,465	NM	NM	72.3x	26.4x	15.9x	37.3x	18.6x	10.1x	6.1x	4.3x	NM	NM	122.0x	32.1x	17.2x	412.0%	100.5%	84.8%	65.7%	40.7%	NM	2.0%	13.9%	23.0%	27.1%
Faraday Future	$11.51	60%	3,891	3,153	NM	NM	NM	3.4x	1.4x	NA	6.3x	0.8x	0.3x	0.1x	NA	NA	NA	NA	NA	NA	NA	701.2%	161.4%	103.2%	NA	NM	NM	8.7%	10.8%
Canoo	$11.43	52%	2,694	2,087	NM	NM	NM	11.1x	4.0x	17.4x	6.3x	2.5x	1.5x	0.9x	NM	NM	NM	16.4x	4.5x	2042.9%	174.2%	155.3%	70.2%	63.7%	NM	NM	NM	13.1%	22.3%
Momentus	$14.07	51%	2,127	1,815	NM	NM	17.0x	4.4x	1.5x	95.5x	11.9x	3.0x	1.5x	0.9x	NA	NA	NA	NA	NA	850.0%	700.0%	293.4%	100.7%	63.3%	NM	NM	17.9%	34.1%	61.3%
Luminar	$23.46	56%	5,373	4,868	NM	NM	NM	60.1x	17.4x	NM	NM	41.0x	13.2x	6.6x	NM	NM	NM	64.5x	16.0x	77.5%	30.6%	238.0%	210.2%	101.2%	NM	NM	NM	22.0%	37.8%
Aeva	$13.55	68%	2,912	2,584	NM	NM	NM	123.0x	7.4x	NM	73.8x	34.4x	9.0x	2.9x	NA	NA	NA	NA	NA	120.0%	218.2%	114.3%	281.3%	207.7%	NM	NM	NM	7.3%	39.4%
Velodyne Lidar	$13.53	44%	2,284	1,986	NM	187.4x	67.1x	17.2x	NA	21.4x	10.3x	6.7x	3.8x	NA	NM	NM	NM	36.6x	NA	NM	108.3%	51.9%	75.5%	NA	NM	5.5%	10.1%	22.4%	NA
Ouster	$11.38	70%	2,105	1,825	NM	NM	57.0x	7.2x	3.2x	53.7x	17.1x	5.7x	2.2x	1.2x	NA	NA	NA	NA	NA	78.9%	214.7%	201.9%	153.3%	93.6%	NM	NM	9.9%	31.1%	35.9%
Innoviz	$11.20	70%	1,571	1,201	NM	NM	NM	100.1x	6.7x	NM	52.2x	15.2x	5.1x	2.1x	NM	NM	NM	NM	7.1x	80.0%	155.6%	243.5%	200.0%	145.1%	NM	NM	NM	5.1%	30.8%
Berkshire Grey	$10.43	81%	2,859	2,352	NM	NM	NM	57.4x	10.1x	39.9x	19.8x	9.5x	4.8x	2.5x	NM	NM	NM	168.0x	12.4x	68.6%	101.7%	108.4%	99.4%	87.5%	NM	NM	NM	8.3%	25.0%
Mean		**63%**			**NM**	**187.4x**	**53.3x**	**40.4x**	**11.7x**	**44.2x**	**28.5x**	**13.9x**	**5.6x**	**3.4x**	**NM**	**NM**	**122.0x**	**73.6x**	**11.5x**	**984.8%**	**244.7%**	**216.3%**	**135.8%**	**91.9%**	**NM**	**3.8%**	**11.7%**	**19.6%**	**31.5%**
Median		**55%**			**NM**	**187.4x**	**62.1x**	**26.4x**	**7.1x**	**38.6x**	**17.8x**	**9.5x**	**4.8x**	**2.3x**	**NM**	**NM**	**122.0x**	**50.6x**	**12.4x**	**120.0%**	**164.9%**	**186.4%**	**100.7%**	**90.6%**	**NM**	**3.8%**	**10.1%**	**22.0%**	**29.0%**
Recent Hardware de-SPACs (at announcement)																													
Virgin Galactic	$10.00	17%	2,343	1,602	NM	NM	56.4x	8.4x	12.3x	NM	14.6x	5.8x	3.4x	3.0x	NM	NM	NM	34.7x	53.2x	6612.2%	584.7%	152.8%	69.0%	13.6%	NM	NM	10.3%	40.6%	24.5%
Desktop Metal	$10.00	30%	2,480	1,870	NM	NM	39.0x	14.3x	8.6x	20.1x	10.0x	5.4x	3.3x	2.3x	NM	NM	65.8x	17.3x	9.3x	412.0%	100.5%	84.8%	65.7%	40.7%	NM	2.0%	13.9%	23.0%	27.1%
Faraday Future	$10.00	52%	3,380	2,642	NM	NM	NM	2.9x	1.1x	NA	5.2x	0.7x	0.3x	0.1x	NA	NA	NA	NA	NA	NA	NA	701.2%	161.4%	103.2%	NA	NM	NM	8.7%	10.8%
Canoo	$10.00	45%	2,357	1,750	NM	NM	NM	9.3x	3.4x	14.6x	5.3x	2.1x	1.2x	0.7x	NM	NM	NM	13.8x	3.8x	2042.9%	174.2%	155.3%	70.2%	63.7%	NM	NM	NM	13.1%	22.3%
Momentus	$10.00	36%	1,512	1,200	NM	NM	11.2x	2.9x	1.0x	63.2x	7.9x	2.0x	1.0x	0.6x	NA	NA	NA	NA	NA	850.0%	700.0%	293.4%	100.7%	63.3%	NM	NM	17.9%	34.1%	61.3%
Luminar	$10.00	24%	2,290	1,786	NM	NM	NM	22.0x	6.4x	66.4x	50.9x	15.0x	4.8x	2.4x	NM	NM	NM	23.7x	5.8x	77.5%	30.6%	238.0%	210.2%	101.2%	NM	NM	NM	22.0%	37.8%
Aeva	$10.00	50%	2,131	1,803	NM	NM	NM	85.8x	5.2x	NM	51.5x	24.0x	6.3x	2.0x	NA	NA	NA	NA	NA	120.0%	218.2%	114.3%	281.3%	207.7%	NM	NM	NM	7.3%	39.4%
Velodyne Lidar	$10.00	33%	1,688	1,390	NM	131.1x	47.0x	12.0x	NA	14.9x	7.2x	4.3x	2.5x	NA	NM	NM	NM	25.6x	NA	NM	108.3%	68.4%	67.7%	NA	NM	5.5%	9.1%	21.2%	NA
Ouster	$10.00	62%	1,850	1,570	NM	NM	49.1x	6.2x	2.8x	46.2x	14.7x	4.9x	1.9x	1.0x	NA	NA	NA	NA	NA	78.9%	214.7%	201.9%	153.3%	93.6%	NM	NM	9.9%	31.1%	35.9%
Innoviz	$10.00	63%	1,403	1,033	NM	NM	NM	86.1x	5.8x	NM	44.9x	13.1x	4.4x	1.8x	NM	NM	NM	NM	6.1x	80.0%	155.6%	243.5%	200.0%	145.1%	NM	NM	NM	5.1%	30.8%
Berkshire Grey	$10.00	77%	2,741	2,234	NM	NM	NM	54.5x	9.6x	37.9x	18.8x	9.0x	4.5x	2.4x	NM	NM	NM	159.6x	11.8x	68.6%	101.7%	108.4%	99.6%	87.3%	NM	NM	NM	8.3%	23.4%
Mean		**58%**			**NM**	**131.1x**	**40.5x**	**27.7x**	**5.6x**	**37.6x**	**21.0x**	**7.8x**	**3.1x**	**1.6x**	**NM**	**NM**	**65.8x**	**45.8x**	**15.0x**	**1149.1%**	**238.8%**	**214.7%**	**134.5%**	**91.9%**	**NM**	**3.8%**	**12.2%**	**19.5%**	**31.3%**
Median		**63%**			**NM**	**131.1x**	**47.0x**	**12.0x**	**5.5x**	**37.9x**	**14.6x**	**5.4x**	**3.3x**	**1.9x**	**NM**	**NM**	**65.8x**	**24.7x**	**7.7x**	**120.0%**	**164.9%**	**155.3%**	**100.7%**	**90.5%**	**NM**	**3.8%**	**10.3%**	**21.2%**	**29.0%**

41 | SARCOS PROPRIETARY AND CONFIDENTIAL

Source: Factset and Company filings as of 3/4/2021.

SARCOS

42 SARCOS PROPRIETARY AND CONFIDENTIAL ROTOR ACQUISITION CORP MANAGEMENT BIOGRAPHIES 527250$1$*(0(17 Brian Finn – CEO 6WHIDQ6HOLJ ± &KDLUPDQ – Over 35 years of experience in the financial services industry, including roles as a Strategic Advisor at KKR, Chairman of Covr Financial Technologies, Chairman at Star Mountain Capital, Investment Partner at Nyca Partners ( fintech VC) and as a member of the Board of Directors of Owl Rock Capital Corp. and The Scotts Miracle - Gro Company – Previously served as the CEO and Chairman of Asset Management Finance Corporation from 2009 – 2013 – Held a number of senior management positions at Credit Suisse (25 years), served as Head of M&A, Head of Private Equity - Alternat ive Investments, President of Credit Suisse First Boston and CEO CS USA – Joined CD&R as a partner from 1997 – 2002 – Founder of BridgePark Advisors, a strategic advisory firm – Currently serves on the Board of Directors of Simon Property Group, Entercom Communications Corp., Tuscan Holdings Corp., Safehold Inc., Drive DeVilbiss Healthcare, Array Holdings Corp. and certain subsidiaries of Gulfport Energy Corp. – Previously, was Undersecretary of Commerce for International Trade for the US Department of Commerce from 2014 – 2016 – Served in a number of roles at Bank of America Merrill Lynch from 1999 – 2014, ultimately serving as Executive Vice Chairman of Gl obal Corporate and Investment Banking

43 SARCOS PROPRIETARY AND CONFIDENTIAL 6800$5<5,6.)$&7256 Risks Associated with Sarcos’ Business Sarcos’ business is subject to numerous risks and uncertainties that you should consider before investing. The summary risks an d uncertainties described below are not the only ones Sarcos faces. Additional risks and uncertainties not currently known to Sarcos or that Sarcos currently deem less significant may also affect Sarcos’ business operations or financial results. If an y o f the following risks actually occur, Sarcos stock price, business, operating results and financial condition could be materi all y adversely affected. These risks include, but are not limited to, the following: Risks Related to Sarcos’ Business and Industry ▪ Sarcos is an early stage company with a history of losses, and it expects to incur significant expenses and continuing losses fo r the foreseeable future. ▪ Sarcos may fail to effectively manage future growth; investments it makes may not yield expected returns. ▪ Sarcos’ operating and financial projections rely on management assumptions and analyses. If these assumptions or analyses pro ve to be incorrect, Sarcos’ actual operating results may be materially different from its forecasted results. ▪ Sarcos’ core products are still under development, Sarcos’ has very limited experience commercializing its products and may n ot be able to do so efficiently or effectively. ▪ Sarcos’ business plans require a significant amount of capital. In addition, its future capital needs may require Sarcos to s ell additional equity or debt securities that may dilute its stockholders or introduce covenants that may restrict its operations o r its ability to pay dividends. ▪ Sarcos’ core products represent a new product category in the commercial market, which is unproven, and important assumptions ab out the potential market, pricing, and sales cycle, for its current and future products may be inaccurate. ▪ With Sarcos’ core products still under development, Sarcos has limited current customers and no pending orders for the commer cia l version of its core products, and there is no assurance ongoing and expected customer trials and discussions will result in binding orders or sales. ▪ The benefits of Sarcos’ products to customers and projected return on investment have not been substantiated through long - term t rials or use. ▪ Sarcos may fail to attract or retain customers at sufficient rates or at all. ▪ Even if Sarcos successfully markets its products, the purchase, adoption and use of the products may be materially and negati vel y impacted if the employees of Sarcos’ customers resist the use and adoption of the products. ▪ Sarcos’ robotics - as - a - service revenue model has yet to be tested and may fail to gain commercial acceptance. ▪ If Sarcos is successful in commercializing its products, Sarcos’ revenue will be concentrated in a few models for the foresee abl e future. ▪ Sarcos may not be able to complete or enhance its product offerings through its research and development efforts. ▪ The benefits to customers of Sarcos’ products could be supplanted by artificial intelligence or industrial automation. ▪ Defects in Sarcos’ products or the software that operates them or failure of its products to perform as expected could result in lower than expected return on investment for customers, cause harm to operators and significant safety concerns, and adversely affect Sarcos’ results of operations and its reputation. ▪ Even if Sarcos’ products perform properly and are used as intended, if operators sustain any injuries while using Sarcos’ pro duc ts, Sarcos’ could be exposed to liability and its results of operations and its reputation may be adversely affected. ▪ Sarcos has no experience servicing its products, and if Sarcos or its partners are unable to adequately, efficiently and cost - ef fectively service its products, its business, financial condition and results of operation could be materially adversely affe cte d. ▪ Sarcos’ ability to develop and manufacture products of sufficient quality on schedule and on a large scale is unproven, and d ela ys in the design, production and launch of its products could harm its business. ▪ Sarcos does not have a current contract with a manufacturer to produce Sarcos’ products at scale. If Sarcos is unable to ent er into an agreement on acceptable terms with an acceptable contract manufacturer, Sarcos’ ability to achieve its production projections would be negatively impacted. ▪ Third - party manufacturers may not be able to provide the products at the projected cost, with the expected quality or on the ant icipated timeline to meet Sarcos’ production projections. ▪ Sarcos will likely depend on a single or few third parties to manufacture its products, and it relies on a limited number of thi rd - party suppliers for certain components of its products. ▪ Increases in costs, disruption of supply or shortage of materials could harm Sarcos’ business. ▪ Sarcos may acquire other businesses or enter into collaborations, in - licensing arrangements, joint ventures, strategic alliances or partnerships with third parties that may not result in the development of commercially viable products or the generation o f significant future revenue. ▪ Sarcos is highly dependent on the services of its senior management and other key employees and, if Sarcos is unable to attra ct and retain a sufficient number of qualified employees, its ability to design, manufacture and launch its products, operate it s business and compete could be harmed. ▪ Sarcos will incur significant increased expenses and administrative burdens as a public company, which could have a material adv erse effect on its business, financial condition and results of operations. ▪ Sarcos operates in an industry that is subject to rapid technological change, and it expects competition to increase. ▪ Ongoing impacts from COVID - 19 or another pandemic, epidemic or outbreak of an infectious disease may materially and adversely im pact Sarcos’ business, operations and financial results. ▪ Sarcos’ success depends in part on its ability to obtain and maintain protection for the intellectual property relating to or in corporated into its products. ▪ Sarcos may be subject to intellectual property infringement claims or misappropriation claims, which may be time consuming an d e xpensive and, if adversely determined, could limit Sarcos’ ability to commercialize its products. ▪ Sarcos may become subject to new or changing governmental regulations relating to the design, manufacturing, marketing, distr ibu tion, servicing, or use of its products, and a failure to comply with such regulations could lead to withdrawal or recall of Sarcos’ products from the market. ▪ Sarcos is subject to cybersecurity risks to its operational systems, security systems, infrastructure, integrated software in it s products and customer data processed by Sarcos or third - party vendors.

44 SARCOS PROPRIETARY AND CONFIDENTIAL 6800$5<5,6.)$&7256 Risks Associated with Sarcos’ Business Sarcos’ business is subject to numerous risks and uncertainties that you should consider before investing. The summary risks an d uncertainties described below are not the only ones Sarcos faces. Additional risks and uncertainties not currently known to Sarcos or that Sarcos currently deem less significant may also affect Sarcos’ business operations or financial results. If an y o f the following risks actually occur, Sarcos stock price, business, operating results and financial condition could be materi all y adversely affected. These risks include, but are not limited to, the following: Risks Related to Rotor and/or the Proposed Business Combination • On January 14, 2021, the Registration Statement on Form S - 1 (SEC File No. 333 - 251521) (the “Registration Statement”) relating to the initial public offering of units of Rotor was declared effective. In addition to the summary discussion below, you should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Registration Statement. • Rotor’s stockholders will each have a reduced ownership and voting interest after the Business Combination and will exercise les s influence over management. • The market price of shares of Rotor’s Class A common stock after the Business Combination may be affected by factors differen t f rom those currently affecting the prices of shares of Rotor's Class A common stock. • Sarcos’ directors and officers may have interests in the Business Combination different from the interests of Sarcos’ stockho lde rs. • Rotor directors and officers may have interests different from the interests of holders of shares of Rotor’s Class A common s toc k and the PIPE investors. Such interests include that all Rotor directors and officers are members of Rotor’s sponsor, which owns Rotor’s Class B common stock and private placement warrants and will lose their entire investment in Rotor and will not be reimbursed for any out - of - pocket expenses if an initial business combination is not consummated and Rotor liquidates. • Brian Finn, who is Rotor’s CEO and a director of Rotor and the managing member of Rotor’s sponsor, and John Howard, who is a dir ector of Rotor and a member of Rotor’s sponsor, as well as other members of Rotor’s sponsor who are not directors or officers of Rotor, have interests in the transaction that are different from, or are in addition to, the interests of Rotor’s ot her stockholders and the PIPE investors in the proposed business combination with Sarcos. These interests include, among othe r things, interests in an investment entity that owns an approximate 7.5% fully - diluted equity interest in Sarcos, purchased for a pproximately $20 million in early 2020, and received warrants to acquire an additional approximate 1.0% equity interest in Sarcos. Messrs. Finn and Howard and two members of Rotor’s sponsor who are not directors or officers of Rotor have an invest men t entity that agreed in late January 2021 to purchase a 4.8% fully - diluted equity interest in Sarcos from a Sarcos shareholder for $10 million plus additional contingent consideration and in mid - February 2021, by agreement with that shareholde r, canceled and terminated the transaction. Mr. Finn is chairman of a $67 million private investment fund to which the CEO and the general counsel of Sarcos made a $500,000 investment commitment in August 2020, a portion of which has been funded. Mr. Finn served on the board of directors of Sarcos until his resignation in late January 2021. A member of Rotor’s sponsor who is not a director or officer of Rotor and who participates in the aforementioned investment entities has been and re mains a board observer at Sarcos. Despite Rotor’s agreement to obtain an opinion from an independent investment banking firm or from an independent entity that commonly renders valuation opinions, regarding the fairness to Rotor from a financial po int of view of a business combination with one or more domestic or international businesses affiliated with Rotor’s sponsor, executive officers, directors or existing holders, potential conflicts of interest still may exist and, as a result, the term s o f the business combination may not be as advantageous to other stakeholders as they would be absent any conflicts of interest . Risks Related to Ownership of Our Class A Common Stock Following the Business Combination • Anti - takeover provisions in our governing documents and under Delaware law could make an acquisition of us more difficult, limit attempts by our stockholders to replace or remove our current management and limit the market price of our common stock.